JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 28, 2013

to PROSPECTUSES and STATEMENTS OF ADDITIONAL INFORMATION dated April 29, 2013

Changes to Prospectus and Statements of Additional Information

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) and statement of additional information (“SAI”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or SAI, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes to:

•	the Contracts’ Variable Investment Options to reflect the addition of certain John Hancock Variable Insurance Trust (“JHVIT”) Portfolios: Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series;

•	frequent transfer restrictions; and

•	references in the Annuity Prospectus to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages.

Addition of Variable Investment Options

Effective at the close of business on December 6, 2013, Lifestyle Aggressive PS Series*, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series will be new Variable Investment Options in your Contract.

We revise the information in the list of Variable Investment Options on the first page of the Annuity Prospectus and under all sections entitled “Available Individual Investment Options” in “Appendix C” to include: Lifestyle Aggressive PS Series*, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series.

*	Available only to Contracts without a GMWB Rider.

We revise the disclosure in the Portfolio expense table in “III. Fee Tables” to include the following information:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment[2]	Net Operating Expenses
Lifestyle Aggressive PS Series
Series I3	0.12%	0.05%	0.23%	0.42%	0.82%	-0.19%	0.63%
Series II3	0.12%	0.25%	0.23%	0.42%	1.02%	-0.19%	0.83%
Lifestyle Balanced PS Series
Series I3	0.04%[4]	0.05%	0.06%	0.74%	0.89%	-0.02%	0.87%
Series II	0.04%[4]	0.25%	0.06%	0.74%	1.09%	-0.02%	1.07%
Lifestyle Conservative PS Series
Series I3	0.04%[4]	0.05%	0.15%	0.69%	0.93%	-0.11%	0.82%
Series II	0.04%[4]	0.25%	0.15%	0.69%	1.13%	-0.11%	1.02%
Lifestyle Growth PS Series
Series I3	0.04%[4]	0.05%	0.06%	0.77%	0.92%	-0.02%	0.90%
Series II	0.04%[4]	0.25%	0.06%	0.77%	1.12%	-0.02%	1.10%
Lifestyle Moderate PS Series
Series I3	0.04%[4]	0.05%	0.11%	0.72%	0.92%	-0.07%	0.85%
Series II	0.04%[4]	0.25%	0.11%	0.72%	1.12%	-0.07%	1.05%

[1]	“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Portfolio Operating Expenses.” The Total Portfolio Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.
[2]	The Adviser has contractually limited other Portfolio level expenses to 0.04%. These expenses consist of operating expenses of the Portfolio, excluding advisory fees, 12b-1 fees, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.
[3]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.
[4]	“Management Fee” has been restated to reflect the contractual management fee schedule effective October 1, 2013.

We revise disclosure in the “Portfolio Investment Objectives and Strategies” section of “IV. General Information about Us, the Separate Accounts and the Portfolios” to include the following information:

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lifestyle Aggressive PS Series	Seeks long-term growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and up to 10% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities or futures contracts, and approximately 50% in portfolios which invest primarily in fixed-income securities. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities or futures contracts. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities or futures contracts, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities or futures contracts. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Transfers You May Make Among Investment Options

We revise the Annuity Prospectus as follows:

The following supplements the “Frequent Transfer Restrictions” section in “V. Description of the Contract – Transfers You May Make Among Investment Options”:

From November 1, 2013 to July 1, 2014, you may transfer amounts out of any Investment Option that invests in the Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust or Lifestyle Moderate Trust into one or more other Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

IRS Guidance on Same-Sex Spouses

On August 29, 2013, the U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17 (the “Ruling”), providing guidance on the federal taxation of same-sex couples. Windsor invalidated, on equal protection grounds, the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). The Ruling holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

At this time the Ruling may not be relied upon retroactively with respect to matters relating to Qualified Plans. The IRS has promised future guidance on how Windsor and the Ruling will apply to Qualified Plans for periods prior to September 16, 2013, the effective date of the Ruling. Presumably, this will include guidance on how to apply the spousal continuation rule of Code section 72(s)(3) to non-qualified annuities and the minimum required distribution rules of Code section 401(a)(9) to Individual Retirement Accounts and Annuities, 403(b) annuities and Qualified Plans. The Ruling indicates that future guidance will take into account the impact of retroactivity on all taxpayers involved, including Qualified Plans, plan sponsors, employers, employees and affected Beneficiaries, and will provide sufficient time for Qualified Plans to be amended and corrected as necessary to preserve existing favorable tax treatment.

In view of these developments, you should disregard all references in the Annuity Prospectus to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages. DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

We revise the Annuity Prospectus as follows:

A new definition of “spouse” is inserted in the Annuity Prospectus Glossary:

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

The following sections of the Annuity Prospectus are deleted:

In the “Spouse” section under “V. Description of the Contract,” the sections entitled “Federal Definition of Spouse” and “State Variations.”

Under “Appendix C: Optional Guaranteed Minimum Withdrawal Benefits,” the section entitled “Civil Union and Same-Sex Marriage Partners.”

We revise the SAI as follows:

The section entitled “State Variations Regarding Recognition of Same-Sex Couples” is deleted.

You should retain this Supplement for future reference.

Supplement dated October 28, 2013

10/13:	333-70728	033-79112
	333-70730	033-46217
	333-71072	333-138846
	333-71074	333-61283
	333-70850	333-83558

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